UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 28, 2018

Date of Earliest Event Reported: October 16, 2018

000-55218
(Commission file number)

Trxade Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	46-3673928
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3840 Land O’ Lakes Blvd
Land O’ Lakes, Florida
34639
(Address of principal executive offices)

800-261-0281
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On October 16, 2018, Trxade Group, Inc., a Delaware corporation (the “Company” or “we”) filed a Form 8-K with the Securities and Exchange Commission (the “Original Filing”) to report the completion of our acquisition of Community Specialty Pharmacy, LLC, a Florida limited liability company, (“CSP”). In the Original Filing, we stated that the required consolidated historical financial statements of the Company, including CSP, would be filed by amendment to the Original Filing within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required historical consolidated financial statements of the Company and CSP pursuant to the instructions under Item 9.01. No other changes have been made to the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Financial Statements of Community Specialty Pharmacy, LLC, as of December 31, 2017 and 2016, and as of September 30, 2018 (unaudited)

(b) Pro Forma Financial Information

Trxade Group, Inc. and Community Specialty Pharmacy, LLC Pro Forma Consolidated Financial Statements (unaudited).

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trxade Group, Inc.

By:	/s/ Suren Ajjarapu
Suren Ajjarapu, Chief Executive Officer
Date:	December 28, 2018

Exhibit No.	Exhibit Description

99.1	Audited Financial Statements of Community Specialty Pharmacy, LLC, as of December 31, 2017 and 2016, and as of September 30, 2018 (unaudited)
99.2	Trxade Group, Inc. and Community Specialty Pharmacy, LLC, Pro Forma Consolidated Financial Statements (unaudited)